UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2009
,

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 1, 2009, Joseph D. Heinrich, the Company’s Vice President, Controller and Chief Accounting Officer, will assume the newly-created role of Vice President – Finance Global Initiatives.  At that time, Suzanne D. Patterson, 47, currently Vice President, Internal Audit, will become Vice President, Controller and Chief Accounting Officer.  Ms. Patterson joined the Company in 2006 as Vice President, Internal Audit.  Before joining the Company, Ms. Patterson served in a variety of positions at Sun Microsystems, Inc. from September, 1997 to January, 2006, including Vice President, Internal Audit and Assistant Controller – Policies and Practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: February 2, 2009	By: /S/ WILLIAM T. PLYBON William T. Plybon Vice President, Secretary and Deputy General Counsel